Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA MFS Blue Chip Growth Portfolio

(the “Portfolio”)

Supplement dated March 9, 2022 to the Portfolio’s Summary Prospectus,

Prospectus and Statement of Additional Information, each dated May 1, 2021,

as supplemented and amended to date

At the Joint Special Meeting of Shareholders of the Portfolio held on March 2, 2022, shareholders of the Portfolio approved the proposal to change the Portfolio’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” as described in the Portfolio’s Proxy Statement dated January 4, 2022.

Accordingly, effective March 15, 2022, the following changes are made to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information:

In the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and in the section of the Prospectus entitled “Portfolio Summary: SA MFS Blue Chip Growth Portfolio – Principal Investment Strategies of the Portfolio,” the following is added:

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.

In the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and in the section of the Prospectus entitled “Portfolio Summary: SA MFS Blue Chip Growth Portfolio – Principal Risks of Investing in the Portfolio,” the following is added:

Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

In the section of the Prospectus entitled “Glossary – Risk Terminology,” the descriptions of “Non-Diversification Risk” and “Non-Diversification Risk – (SA Large Cap Growth Index Fund)” are deleted in their entirety and replaced with the following:

Non-Diversification Risk (SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio, SA Large Cap Growth Index Portfolio and SA MFS Blue Chip Growth Portfolio). Certain Portfolios are organized as “non-diversified” Portfolios, and the SA Large Cap Growth Index Portfolio may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more of its benchmark index constituents. A non-diversified Portfolio may invest a larger portion of its assets in the stocks of a single company than a diversified fund, and thus can concentrate in a smaller number of issuers. A Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.

In the section of the Portfolio’s Statement of Additional Information entitled “SUPPLEMENTAL GLOSSARY – Non-Diversified Status,” the first sentence is deleted in its entirety and replaced with the following:

The SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio are considered “non-diversified” investment companies, and the SA Large Cap Growth Index Portfolio may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more of its benchmark index constituents.

The information under the section entitled “INVESTMENT RESTRICTIONS – Diversification” in the Portfolio’s Statement of Additional Information is deleted in its entirety and replaced with the following:

Each of the Portfolios, except the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio, is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio (other than the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer (except, in the case of the SA Large Cap Growth Index Portfolio, as may be necessary to approximate the composition of its benchmark index) or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Each of the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio, SA Janus Focused Growth Portfolio and SA MFS Blue Chip Growth Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or Statement of Additional Information, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-BCG2 (3/22)